UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2013

WESTERN ASSET

MACRO OPPORTUNITIES FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Macro Opportunities Fund for the period since the Fund’s inception on August 30, 2013 through October 31, 2013. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

November 29, 2013

II	Western Asset Macro Opportunities Fund

Investment commentary

This Investment Commentary covers the Fund’s initial reporting period (the Fund’s inception on August 30, 2013 through October 31, 2013).

Economic review

The U.S. economy continued to grow over the period from the Fund’s inception on August 30, 2013 through October 31, 2013 (the “reporting period”), but the pace was mixed. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.1% during the first quarter of 2013. In contrast, GDP growth was 2.5% for the second quarter of 2013. Strong growth was partially due to increases in exports and non-residential fixed investments, along with a smaller decline in federal government spending versus the previous quarter. The U.S. Department of Commerce’s initial reading for third quarter 2013 GDP growth, released after the reporting period ended, was 2.8%. Stronger growth was driven, in part, by a deceleration in imports and increased private inventory investment and state and local government spending.

In the U.S. job market, unemployment remained elevated during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.3%. Unemployment fell to 7.2% in September 2013, its lowest reading since November 2008. Unemployment then ticked up to 7.3% in October. The workforce participation rate, which was 62.8% in October, was the lowest level since 1978.

Meanwhile, the housing market continued to show signs of strength, as sales generally improved and home prices moved higher. According to the National Association of Realtors (“NAR”), existing-home sales dipped 3.2% on a seasonally adjusted basis in October 2013 versus the previous month, but were 6.0% higher than in October 2012. In addition, the NAR reported that the median existing-home price for all housing types was $199,500 in October 2013, up 12.8% from October 2012. This marked the eleventh consecutive month that home prices experienced a double-digit increase compared to the same period a year earlier. The inventory of homes available for sale in October 2013 was 1.8% lower than the previous month at a 5.0 month supply at the current sales pace and was 0.9% higher than in October 2012.

The manufacturing sector continued to expand during the reporting period. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, after a reading of 55.7 in August, it rose to 56.2 in September (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then rose to 56.4 in October, the best reading since April 2011.

Growth outside the U.S. was mixed during the reporting period. In its October 2013 World Economic Outlook, the International Monetary Fund (“IMF”) stated that “The world economy has entered yet another transition. Advanced economies are gradually strengthening. At the same time, growth in emerging market economies has slowed.” From a regional perspective, the IMF anticipates 2013 growth will be -0.4% in the Eurozone. While growth in emerging market countries is expected to remain higher than in their developed country counterparts, the IMF projects that the difference is narrowing. The IMF now projects that emerging

Western Asset Macro Opportunities Fund	III

Investment commentary (cont’d)

market growth will moderate from 4.9% in 2012 to 4.5% in 2013. In particular, China’s economy is expected to grow 7.6% in 2013 versus 7.7% in 2012.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program and said that it “…decided to await more evidence that progress will be sustained before adjusting the pace of its purchases.” Fed Chairman Bernanke also brought up the potential for a partial government shutdown on October 1 and the debt ceiling debate as reasons for maintaining its current policy. At the Fed’s meeting that concluded on October 30, 2013, after the reporting period ended, the Fed maintained its asset purchase program and said that “Asset purchases are not on a preset course, and the Committee’s decisions about their pace will remain contingent on the Committee’s economic outlook as well as its assessment of the likely efficacy and costs of such purchases.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate the region’s growth. In May 2013, prior to the beginning of the reporting period, the ECB cut rates from 0.75% to 0.50%. The ECB then lowered the rate to a new record low of 0.25% in November 2013, after the reporting period ended. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In January 2013, the Bank of Japan announced that it would raise its target for annual inflation from 1% to 2%, and the Japanese government introduced a ¥10.3 trillion ($116 billion) stimulus package to support its economy. Elsewhere, the People’s Bank of China kept rates on hold at 6.0%.

IV	Western Asset Macro Opportunities Fund

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

November 29, 2013

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

Western Asset Macro Opportunities Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return. Under normal circumstances, the Fund seeks to achieve its investment objective by implementing an opportunistic investing strategy. The Fund attempts to identify and capitalize on attractive relative-value opportunities principally in fixed income markets around the globe by investing in a variety of securities and other instruments. Although the Fund does not expect to invest in individual equities it may also invest in equity-related strategies, such as equity index futures and swaps, to the extent a sub-adviser believes those strategies are consistent with the Fund’s overall objective and strategy. The Fund’s trading strategy is expected to include positions based on longer-term outlooks, such as the sub-advisers’ views on long-term macroeconomic themes, and shorter-term circumstances. The Fund has fewer restrictions than other fixed income funds and expects to trade actively.

Under normal circumstances, at the time of purchase, no more than 75% of the Fund’s net assets may be invested in non-dollar denominated securities. The Fund has the ability to invest up to 50% in emerging markets, up to 50% in high yield and up to 50% in un-hedged non-U.S. dollar denominated securities, currency futures, forwards, or options measured at notional value, excluding instruments used for hedging purposes. (Effective October 23, 2013, the Fund’s 25% restriction on currency futures, forwards, or other options measured at notional value, excluding instruments used for hedging was removed in order to equate the opportunity set across the four risk categories — emerging markets, high yield, un-hedged non-U.S. investments and foreign exchange.)

The Fund may enter into various derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps and foreign currency futures, forwards and options. In particular, the Fund may use bond and interest rate futures, options on bonds, options on bond and interest rate futures, interest rate options, interest rate swaps, credit default swaps (on individual securities and/or baskets of securities), options (including options on credit default swaps), other futures, swaps and options (including on equities and equity indices), forwards, options on swaps, options on forwards and mortgage-backed securities to a significant extent, although the amounts invested in these instruments may change from time to time.

The Fund may also use commodity and commodity index futures, options and swaps. Non-dollar securities may be held on a currency hedged or un-hedged basis. The Fund may engage (although it may choose not to) in currency exchange transactions to protect against uncertainty in the level of future exchange rates or to enhance returns. The Fund may also engage in short sales or may otherwise hold short positions. The derivatives used by the Fund may represent a form of investment leverage in that the potential exposure of the Fund may exceed its net assets.

Although the Fund may invest in securities of any maturity, the Fund will normally maintain a dollar-weighted average effective durationi (including futures positions), as estimated by the Fund’s subadvisers, within the range of -5 to 10 years. The Fund may invest in debt and fixed income securities of any credit quality, including securities that are in default.

Western Asset Macro Opportunities Fund 2013 Annual Report	1

Fund overview (cont’d)

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) generally rallied over the period from the Fund’s inception on August 30, 2013 through October 31, 2013 (the “reporting period”). Both short- and long-term Treasury yields declined during the reporting period. Two-year Treasury yields fell from 0.39% at the beginning of the period to 0.31% at the end of the period. Ten-year Treasury yields were 2.78% at the beginning of the period and 2.57% at the end of the period. Treasury yields declined as the Federal Reserve Board (“Fed”)ii chose not to begin tapering its asset purchase program at its meetings in September and October.

All told, the Barclays U.S. Aggregate Indexiii returned 1.76% during the reporting period. Comparatively, global high-yield bonds and emerging market debt generated strong results versus the Barclays U.S. Aggregate Index. Over the reporting period, the Barclays Global High Yield Index (USD hedged)iv returned 4.31% and the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)v returned 5.41%.

Q. How did we respond to these changing market conditions?

A. The reporting period was largely devoted to investing the Fund’s assets. At the end of the reporting period, the Fund’s largest positions were in investment grade corporate bonds, foreign currencies, emerging market debt, peripheral European bonds, municipal bonds and mortgage-backed securities. The Fund also had a short position in high-yield corporate bonds.

The Fund used a number of derivative instruments during the reporting period to implement its portfolio positioning. U.S. Treasury and Eurodollar futures and options, as well as interest rate swaps, were used to manage the Fund’s durationvi and yield curvevii positioning. They were positive for performance. Currency forwards and currency futures and options, which were utilized to manage the Fund’s currency positioning, detracted from performance. Credit default swaps (CDS) on both single-name credits and indices were used to manage the Fund’s credit exposure. They were a negative for performance.

Performance review

For the period since inception on August 30, 2013 through October 31, 2013, Class A shares of Western Asset Macro Opportunities Fund, excluding sales charges, returned 4.60%. The Fund’s unmanaged benchmark the BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Indexviii returned 0.05% for the same period. The Lipper Alternative Credit Focus Funds Category Average1 returned 1.51% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the two-month period ended October 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 152 funds in the Fund’s Lipper category, and excluding sales charges.

2	Western Asset Macro Opportunities Fund 2013 Annual Report

Performance Snapshot as of October 31, 2013 (unaudited)
(excluding sales charges)	Since Fund Inception*
Western Asset Macro Opportunities Fund:
Class A	4.60%
Class C	4.50%
Class FI	4.60%
Class I	4.60%
Class IS	4.70%
BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index	0.05%
Lipper Alternative Credit Focus Funds Category Average[1]	1.51%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Results for longer periods will differ, in some cases, substantially.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended October 31, 2013 for Class A, Class C, Class FI, Class I and Class IS shares were 0.83%, 0.13%, 0.81%, 1.21% and 1.20%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C, Class FI, Class I and Class IS shares would have been -1.02%, -1.63%, -1.15%, -0.58%, and -0.79%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

* The Fund’s inception date is August 30, 2013.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated August 30, 2013 the gross total annual operating expense ratios for Class A, Class C, Class FI, Class I and Class IS shares were 2.33%, 3.08%, 2.38%, 2.03% and 1.93%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets is not expected to exceed 1.65% for Class A shares, 2.40% for Class C shares, 1.65% for Class FI shares, 1.35% for Class I shares and

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the two-month period ended October 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 152 funds in the Fund’s Lipper category, and excluding sales charges.

Western Asset Macro Opportunities Fund 2013 Annual Report	3

Fund overview (cont’d)

1.25% for Class IS shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s absolute performance during the reporting period was its duration and positioning among U.S. government securities. Specifically, the Fund’s duration was positioned underweight the mid-range of the yield curve and overweight maturities of 20 years and greater. Mid-range and long-end positioning was beneficial for performance due to active management over the reporting period.

The Fund’s emerging market debt exposure also benefited the Fund’s performance. In particular, our allocation to Brazilian and Mexican local currencies were additive as they generated solid results during the reporting period. The Fund’s allocation to investment grade corporate bond and non-agency mortgage-backed securities also contributed to performance. Elsewhere, having a short position in the euro was rewarded as it depreciated against the U.S. dollar during the period.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s absolute performance during the reporting period was its short position in high-yield corporate bonds. This was a negative as the sector rallied sharply given robust investor demand and continued low defaults. The short high-yield position serves as a relative value offset to the Fund’s investment-grade exposure, mainly in financials and senior bank paper.

Thank you for your investment in Western Asset Macro Opportunities Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

November 19, 2013

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks; and possible loss of principal. As interest rates rise, the value of fixed-income securities falls. High-yield bonds possess greater price volatility, illiquidity and possibility of default. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. International investments are subject to special risks, including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The Fund may use derivatives to a significant extent, which could result in substantial losses and greater volatility in the Fund’s net assets. Potential active and frequent trading may result in higher

4	Western Asset Macro Opportunities Fund 2013 Annual Report

transaction costs and increased investor liability. The use of leverage may increase volatility and possibility of loss. The manager’s investment style may become out of favor and/or the manager’s selection process may prove incorrect; which may have a negative impact on the Fund’s performance. The Fund is non-diversified and may invest its assets in a limited number of issuers or strategies. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2013 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 12 through 15 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2013 were: U.S. Government & Agency Obligations (18.2%), Corporate Bonds & Notes (17.2%), Sovereign Bonds (15.9%), Municipal Bonds (5.1%) and Collateralized Mortgage Obligations (5.0%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

The Barclays Global High Yield Index (USD Hedged) provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan- European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indices.

[v]

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

viii

The BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The Index, therefore, will always have a constant maturity equal to exactly three months.

Western Asset Macro Opportunities Fund 2013 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2013 and does not include derivatives such as written options, futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset Macro Opportunities Fund 2013 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2013 and held for the six months ended October 31, 2013, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[5]
Class A4	4.60%	$1,000.00	$1,046.00	1.65%	$2.73	Class A	5.00%	$1,000.00	$1,016.89	1.65%	$8.39
Class C4	4.50	1,000.00	1,045.00	2.40	3.97	Class C	5.00	1,000.00	1,013.11	2.40	12.18
Class FI4	4.60	1,000.00	1,046.00	1.65	2.73	Class FI	5.00	1,000.00	1,016.89	1.65	8.39
Class I4	4.60	1,000.00	1,046.00	1.32	2.18	Class I	5.00	1,000.00	1,018.55	1.32	6.72
Class IS4	4.70	1,000.00	1,047.00	1.25	2.07	Class IS	5.00	1,000.00	1,018.90	1.25	6.36

Western Asset Macro Opportunities Fund 2013 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended October 31, 2013, unless otherwise noted.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (59), then divided by 365.

[4]	For the period August 30, 2013 (inception date) to October 31, 2013.

[5]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (184), then divided by 365.

8	Western Asset Macro Opportunities Fund 2013 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A†	Class C†	Class FI†	Class I†	Class IS†
Inception* through 10/31/13	4.60%	4.50%	4.60%	4.60%	4.70%

With sales charges[2]	Class A†	Class C†	Class FI†	Class I†	Class IS†
Inception* through 10/31/13	0.19%	3.50%	4.60%	4.60%	4.70%

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 8/30/13 through 10/31/13)	4.60%
Class C (Inception date of 8/30/13 through 10/31/13)	4.50
Class FI (Inception date of 8/30/13 through 10/31/13)	4.60
Class I (Inception date of 8/30/13 through 10/31/13)	4.60
Class IS (Inception date of 8/30/13 through 10/31/13)	4.70

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Results for longer periods will differ, in some cases, substantially. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not annualized.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, C, FI, I and IS shares is August 30, 2013.

Western Asset Macro Opportunities Fund 2013 Annual Report	9

Spread duration (unaudited)

Economic exposure — October 31, 2013

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bank of America Merrill Lynch USD LIBOR 3-Month Constant Maturity
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities
WAMO	— Western Asset Asian Opportunities Fund

10	Western Asset Macro Opportunities Fund 2013 Annual Report

Effective duration (unaudited)

Interest rate exposure — October 31, 2013

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bank of America Merrill Lynch USD LIBOR 3-Month Constant Maturity
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities
WAMO	— Western Asset Macro Opportunities Fund

Western Asset Macro Opportunities Fund 2013 Annual Report	11

Schedule of investments

October 31, 2013

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government & Agency Obligations — 18.2%
U.S. Government Agencies — 1.7%
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	$500,000	$428,314
U.S. Government Obligations — 16.5%
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/39	2,260,000	843,956
U.S. Treasury Strip Principal (STRIPS)	0.000%	2/15/43	10,000,000	3,187,180
Total U.S. Government Obligations				4,031,136
Total U.S. Government & Agency Obligations (Cost — $4,315,230)				4,459,450
Collateralized Mortgage Obligations — 5.0%
Connecticut Avenue Securities Series, 2013-C01 M2 (Cost — $1,154,714)	5.420%	10/25/23	1,140,000	1,214,285	(a)
Corporate Bonds & Notes — 17.2%
Consumer Discretionary — 0.6%
Internet & Catalog Retail — 0.6%
QVC Inc., Senior Secured Notes	4.375%	3/15/23	160,000	152,090
Consumer Staples — 1.2%
Food & Staples Retailing — 1.2%
Wal-Mart Stores Inc., Senior Notes	4.000%	4/11/43	320,000	288,422
Energy — 0.9%
Oil, Gas & Consumable Fuels — 0.9%
Ecopetrol SA, Senior Notes	5.875%	9/18/23	190,000	206,245
Financials — 9.1%
Commercial Banks — 5.5%
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	3.950%	11/9/22	250,000	244,372
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	160,000	164,512
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	12/9/13	1,000,000	935,000	(a)(b)
Total Commercial Banks				1,343,884
Diversified Financial Services — 2.6%
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	500,000	453,750	(a)(b)
JPMorgan Chase & Co., Subordinated Notes	3.375%	5/1/23	200,000	187,445
Total Diversified Financial Services				641,195
Insurance — 1.0%
XL Group PLC, Junior Subordinated Bonds	6.500%	4/15/17	240,000	235,440	(a)(b)
Total Financials				2,220,519
Telecommunication Services — 4.4%
Diversified Telecommunication Services — 4.4%
Telefonica Emisiones SAU, Senior Notes	4.570%	4/27/23	150,000	149,504
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	800,000	928,169
Total Telecommunication Services				1,077,673

See Notes to Financial Statements.

12	Western Asset Macro Opportunities Fund 2013 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Utilities — 1.0%
Electric Utilities — 1.0%
Enel Finance International NV, Senior Notes	6.000%	10/7/39	$100,000		$96,109	(c)
FirstEnergy Corp., Notes	7.375%	11/15/31	150,000		158,138
Total Utilities					254,247
Total Corporate Bonds & Notes (Cost — $4,041,069)					4,199,196
Municipal Bonds — 5.1%
California — 2.6%
M-S-R Energy Authority, CA, Gas Revenue	6.500%	11/1/39	100,000		120,527
California State, GO, Various Purpose	5.000%	4/1/42	500,000		511,690
Total California					632,217
Massachusetts — 2.4%
Massachusetts State School Building Authority, Sales Tax Revenue	5.000%	8/15/23	500,000		592,325
Puerto Rico — 0.1%
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	6.000%	8/1/42	10,000		8,658
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.000%	8/1/40	10,000		8,616
Total Puerto Rico					17,274
Total Municipal Bonds (Cost — $1,226,210)					1,241,816
Sovereign Bonds — 15.9%
Brazil — 3.7%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	2,200,000	BRL	911,696
Italy — 5.8%
Italy Buoni Poliennali Del Tesoro, Bonds	5.500%	11/1/22	700,000	EUR	1,065,806
Italy Buoni Poliennali Del Tesoro, Bonds	5.000%	9/1/40	250,000	EUR	345,920	(c)
Total Italy					1,411,726
Mexico — 4.7%
Mexican Bonos, Bonds	6.500%	6/9/22	14,470,000	MXN	1,151,029
Russia — 0.8%
Russian Foreign Bond-Eurobond, Senior Bonds	4.875%	9/16/23	200,000		209,800	(c)
South Africa — 0.9%
Republic of South Africa, Senior Notes	5.875%	9/16/25	200,000		213,290
Total Sovereign Bonds (Cost — $3,751,314)					3,897,541

		Expiration Date	Contracts
Purchased Options — 0.2%
U.S. Dollar/Euro Dollar, Put @ $1.36		12/6/13	2		3,275
U.S. Dollar/Japanese Yen, Put @ $101.00		12/6/13	38		38,475
U.S. Treasury 5-Year Notes, Call @ $123.00		11/22/13	204		1,594

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2013 Annual Report	13

Schedule of investments (cont’d)

October 31, 2013

Western Asset Macro Opportunities Fund

Security	Expiration Date	Contracts	Value
Purchased Options — continued
U.S. Treasury 10-Year Notes, Call @ $131.50	11/22/13	16	$250
U.S. Treasury 10-Year Notes, Put @ $123.00	11/22/13	31	484
U.S. Treasury 30-Year Notes, Call @ $136.00	11/22/13	3	1,640
U.S. Treasury 30-Year Notes, Call @ $137.00	11/22/13	4	1,125
U.S. Treasury 30-Year Notes, Call @ $144.00	11/22/13	17	266
U.S. Treasury 30-Year Notes, Put @ $125.00	11/22/13	22	344
U.S. Treasury 30-Year Notes, Put @ $126.00	11/22/13	32	500
Total Purchased Options (Cost — $48,368)			47,953
Total Investments — 61.6% (Cost — $14,536,905#)			15,060,241
Other Assets in Excess of Liabilities — 38.4%			9,394,202
Total Net Assets — 100.0%			$24,454,443

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)	Security has no maturity date. The date shown represents the next call date.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
BRL	— Brazilian Real
EUR	— Euro
GO	— General Obligation
MXN	— Mexican Peso
STRIPS	— Separate Trading of Registered Interest and Principal Securities

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
U.S. Treasury 5-Year Notes, Put	11/22/13	$121.00	14	$1,531
U.S. Treasury 10-Year Notes, Call	11/22/13	127.50	17	9,031
U.S. Treasury 10-Year Notes, Call	11/22/13	128.00	35	10,937
U.S. Treasury 10-Year Notes, Put	11/22/13	124.00	18	844
U.S. Treasury 10-Year Notes, Put	11/22/13	127.00	13	6,094
U.S. Treasury 30-Year Notes, Call	11/22/13	135.00	22	21,313
U.S. Treasury 30-Year Notes, Put	11/22/13	130.00	2	187
U.S. Treasury 30-Year Notes, Put	11/22/13	132.00	17	4,516
U.S. Treasury 30-Year Notes, Put	11/22/13	133.00	13	5,891
Total Written Options (Premiums received — $69,994)				$60,344

See Notes to Financial Statements.

14	Western Asset Macro Opportunities Fund 2013 Annual Report

Western Asset Macro Opportunities Fund

Summary of Investments by Country (unaudited)*
United States	66.8%
Italy	10.0
Mexico	7.6
Brazil	6.1
Netherlands	1.6
Ireland	1.6
South Africa	1.4
Russia	1.4
Colombia	1.4
United Kingdom	1.1
Spain	1.0
100.0%

*	As a percentage of total investments. Please note that the Fund holdings are as of October 31, 2013 and are subject to change.

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2013 Annual Report	15

Statement of assets and liabilities

October 31, 2013

Assets:
Investments, at value (Cost — $14,536,905)	$15,060,241
Foreign currency, at value (Cost — $13,739)	10,508
Cash	8,080,780
Receivable for securities sold	2,044,796
Deposits with brokers for open futures contracts	450,008
Receivable from broker — variation margin on centrally cleared swaps	399,546
Foreign currency collateral for open futures contract, at value (Cost — $219,270)	218,873
Interest receivable	148,724
Receivable from broker — variation margin on open futures contracts	48,800
Unrealized appreciation on forward foreign currency contracts	48,118
Receivable from investment manager	14,040
OTC swaps, at value (premiums paid — $2,762)	2,162
Receivable for open OTC swap contracts	443
Prepaid offering costs	83,389
Total Assets	26,610,428

Liabilities:
Payable for securities purchased	2,011,735
Written options, at value (premiums received — $69,994)	60,344
Payable for organization costs	23,030
Unrealized depreciation on forward foreign currency contracts	6,390
OTC swaps, at value (premiums received — $3,675)	2,619
Payable for open OTC swap contracts	443
Service and/or distribution fees payable	28
Accrued expenses	51,396
Total Liabilities	2,155,985
Total Net Assets	$24,454,443

Net Assets:
Par value (Note 6)	$2,336
Paid-in capital in excess of par value	23,359,477
Accumulated net investment income	111,527
Accumulated net realized gain on investments, futures contracts, written options, swap contracts and foreign currency transactions	782,144
Net unrealized appreciation on investments, futures contracts, written options, swap contracts and foreign currencies	198,959
Total Net Assets	$24,454,443

See Notes to Financial Statements.

16	Western Asset Macro Opportunities Fund 2013 Annual Report

Shares Outstanding:
Class A	1,176
Class C	2,642
Class FI	1,000
Class I	2,330,362
Class IS	1,000

Net Asset Value:
Class A (and redemption price)	$10.46
Class C*	$10.45
Class FI (and redemption price)	$10.46
Class I (and redemption price)	$10.47
Class IS (and redemption price)	$10.47
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$10.92

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2013 Annual Report	17

Statement of operations

For the Period Ended October 31, 2013†

Investment Income:
Interest	$87,088
Less: Foreign taxes withheld	(5,475)
Total Investment Income	81,613

Expenses:
Organization expenses	49,530
Investment management fee (Note 2)	43,893
Audit and tax	26,957
Offering costs	25,394
Shareholder reports	10,770
Legal fees	7,804
Custody fees	3,863
Transfer agent fees (Note 5)	1,459
Fund accounting fees	726
Directors’ fees	258
Service and/or distribution fees (Notes 2 and 5)	43
Miscellaneous expenses	1,015
Total Expenses	171,712
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(121,382)
Net Expenses	50,330
Net Investment Income	31,283

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(203,747)
Futures contracts	669,002
Written options	499,960
Swap contracts	(125,727)
Foreign currency transactions	(6,619)
Net Realized Gain	832,869
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	523,336
Futures contracts	(314,301)
Written options	9,650
Swap contracts	(55,678)
Foreign currencies	35,952
Change in Net Unrealized Appreciation (Depreciation)	198,959
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	1,031,828
Increase in Net Assets from Operations	$1,063,111

†	For the period August 30, 2013 (inception date) to October 31, 2013.

See Notes to Financial Statements.

18	Western Asset Macro Opportunities Fund 2013 Annual Report

Statement of changes in net assets

For the Period Ended October 31,	2013†

Operations:
Net investment income	$31,283
Net realized gain	832,869
Change in net unrealized appreciation (depreciation)	198,959
Increase in Net Assets From Operations	1,063,111

Fund Share Transactions (Note 6):
Net proceeds from sale of shares	23,391,332
Increase in Net Assets From Fund Share Transactions	23,391,332
Increase in Net Assets	24,454,443

Net Assets:
Beginning of period	—
End of period*	$24,454,443
* Includes accumulated net investment income of:	$111,527

†	For the period August 30, 2013 (inception date) to October 31, 2013.

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2013 Annual Report	19

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2013[2]

Net asset value, beginning of period	$10.00

Income from operations:
Net investment income	0.01
Net realized and unrealized gain	0.45
Total income from operations	0.46

Net asset value, end of period	$10.46
Total return[3]	4.60%

Net assets, end of period (000s)	$12

Ratios to average net assets:
Gross expenses[4]	4.96%
Net expenses[4,5,6,7]	1.65
Net investment income[4]	0.51

Portfolio turnover rate	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 30, 2013 (inception date) to October 31, 2013.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

See Notes to Financial Statements.

20	Western Asset Macro Opportunities Fund 2013 Annual Report

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2013[2]

Net asset value, beginning of period	$10.00

Income (loss) from operations:
Net investment loss	(0.00) [3]
Net realized and unrealized gain	0.45
Total income from operations	0.45

Net asset value, end of period	$10.45
Total return[4]	4.50%

Net assets, end of period (000s)	$28

Ratios to average net assets:
Gross expenses[5]	4.94%
Net expenses[5,6,7,8]	2.40
Net investment loss[5]	(0.07)

Portfolio turnover rate	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 30, 2013 (inception date) to October 31, 2013.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2013 Annual Report	21

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class FI Shares[1]	2013[2]

Net asset value, beginning of period	$10.00

Income from operations:
Net investment income	0.01
Net realized and unrealized gain	0.45
Total income from operations	0.46

Net asset value, end of period	$10.46
Total return[3]	4.60%

Net assets, end of period (000s)	$10

Ratios to average net assets:
Gross expenses[4]	5.01%
Net expenses[4,5,6,7]	1.65
Net investment income[4]	0.47

Portfolio turnover rate	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 30, 2013 (inception date) to October 31, 2013.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

See Notes to Financial Statements.

22	Western Asset Macro Opportunities Fund 2013 Annual Report

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2013[2]

Net asset value, beginning of period	$10.00

Income from operations:
Net investment income	0.01
Net realized and unrealized gain	0.46
Total income from operations	0.47

Net asset value, end of period	$10.47
Total return[3]	4.60%

Net assets, end of period (000s)	$24,394

Ratios to average net assets:
Gross expenses[4]	4.50%
Net expenses[4,5,6,7]	1.32
Net investment income[4]	0.82

Portfolio turnover rate	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 30, 2013 (inception date) to October 31, 2013.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2013 Annual Report	23

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class IS Shares[1]	2013[2]

Net asset value, beginning of period	$10.00

Income from operations:
Net investment income	0.01
Net realized and unrealized gain	0.46
Total income from operations	0.47

Net asset value, end of period	$10.47
Total return[3]	4.70%

Net assets, end of period (000s)	$10

Ratios to average net assets:
Gross expenses[4]	4.68%
Net expenses[4,5,6,7]	1.25
Net investment income[4]	0.88

Portfolio turnover rate	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 30, 2013 (inception date) to October 31, 2013.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

See Notes to Financial Statements.

24	Western Asset Macro Opportunities Fund 2013 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Macro Opportunities Fund (the “Fund”) is a separate non-diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations,

Western Asset Macro Opportunities Fund 2013 Annual Report	25

Notes to financial statements (cont’d)

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

26	Western Asset Macro Opportunities Fund 2013 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
U.S. government & agency obligations	—	$4,459,450	—	$4,459,450
Collateralized mortgage obligations	—	1,214,285	—	1,214,285
Corporate bonds & notes	—	4,199,196	—	4,199,196
Municipal bonds	—	1,241,816	—	1,241,816
Sovereign bonds	—	3,897,541	—	3,897,541
Purchased options	$6,203	41,750	—	47,953
Total investments	$6,203	$15,054,038	—	$15,060,241
Other financial instruments:
Futures contracts	$51,967	—	—	$51,967
Forward foreign currency contracts	—	$48,118	—	48,118
OTC credit default swaps on corporate issues — buy protection‡	—	2,162	—	2,162
Centrally cleared credit default swaps on credit indices — sell protection‡	—	14,290	—	14,290
Total other financial instruments	$51,967	$64,570	—	$116,537
Total	$58,170	$15,118,608	—	$15,176,778

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$60,344	—	—	$60,344
Futures contracts	366,268	—	—	366,268
Forward foreign currency contracts	—	$6,390	—	6,390
OTC credit default swaps on corporate issues — sell protection‡	—	2,619	—	2,619
Centrally cleared credit default swaps on credit indices — buy protection‡	—	14,569	—	14,569
Centrally cleared interest rate swaps	—	55,855	—	55,855
Total	$426,612	$79,433	—	$506,045

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund

Western Asset Macro Opportunities Fund 2013 Annual Report	27

Notes to financial statements (cont’d)

to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The

28	Western Asset Macro Opportunities Fund 2013 Annual Report

contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is

Western Asset Macro Opportunities Fund 2013 Annual Report	29

Notes to financial statements (cont’d)

not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of October 31, 2013, the total notional value of all credit default swaps to sell protection is $10,060,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the period ended October 31, 2013, see Note 4.

30	Western Asset Macro Opportunities Fund 2013 Annual Report

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Western Asset Macro Opportunities Fund 2013 Annual Report	31

Notes to financial statements (cont’d)

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

32	Western Asset Macro Opportunities Fund 2013 Annual Report

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Western Asset Macro Opportunities Fund 2013 Annual Report	33

Notes to financial statements (cont’d)

As of October 31, 2013, the Fund held written options, forward foreign currency contracts and credit default swaps with credit related contingent features which had a liability position of $69,353. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

34	Western Asset Macro Opportunities Fund 2013 Annual Report

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)	$29,519	—	$(29,519)
(b)	50,725	$(50,725)	—

(a)	Reclassifications are primarily due to non-deductible offering costs and non-deductible 12b-1 fees.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of swaps.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd. (“Western Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.15% of the Fund’s average daily net assets.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage commissions, interest, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A, Class C, Class FI, Class I and Class IS shares did not exceed 1.65%, 2.40%, 1.65%, 1.35% and 1.25%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

During the period ended October 31, 2013, fees waived and/or expenses reimbursed amounted to $121,382.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with

Western Asset Macro Opportunities Fund 2013 Annual Report	35

Notes to financial statements (cont’d)

current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the period ended October 31, 2013, LMIS and its affiliates did not receive any sales charges on sales of the Fund’s Class A shares. In addition, for the period ended October 31, 2013, there were no CDSCs paid to LMIS and its affiliates.

As of October 31, 2013, Legg Mason and its affiliates owned 96% of the Fund.

All officers of the Corporation are employed by Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the period ended October 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$10,925,458	$6,286,000
Sales	783,056	1,991,789

At October 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$534,967
Gross unrealized depreciation	(11,631)
Net unrealized appreciation	$523,336

At October 31, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
German Euro Bund	12	12/13	$2,279,294	$2,313,605	$34,311
U.S. Dollar/Eurodollar	2	12/13	340,006	339,800	(206)
U.S. Treasury 30-Year Bonds	57	12/13	7,692,154	7,684,312	(7,842)
U.S. Treasury Ultra Long-Term Bonds	5	12/13	710,079	720,469	10,390
					36,653
Contracts to Sell:
90-Day Eurodollar	134	6/14	33,392,364	33,392,800	(436)
U.S. Dollar/Australian Dollar	5	12/13	460,344	471,550	(11,206)
U.S. Dollar/Japanese Yen	16	12/13	2,032,735	2,034,400	(1,665)
U.S. Treasury 5-Year Notes	204	12/13	24,479,337	24,824,250	(344,913)
U.S. Treasury 10-Year Notes	24	12/13	3,063,891	3,056,625	7,266
					(350,954)
Net unrealized loss on open futures contracts					$(314,301)

36	Western Asset Macro Opportunities Fund 2013 Annual Report

During the period ended October 31, 2013, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of August 30, 2013	—	—
Options written	1,690	$754,000
Options closed	(327)	(186,625)
Options exercised	(437)	(188,330)
Options expired	(775)	(309,051)
Written options, outstanding as of October 31, 2013	151	$69,994

At October 31, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Japanese Yen	Citibank, N.A.	44,048,000	$447,976	11/12/13	$811
Philippine Peso	Citibank, N.A.	19,595,000	453,567	11/12/13	11,042
South Korean Won	Citibank, N.A.	400,939,500	375,894	1/24/14	(1,063)
					10,790
Contracts to Sell:
Japanese Yen	Citibank, N.A.	44,048,000	447,976	11/12/13	(5,327)
Philippine Peso	Citibank, N.A.	19,595,000	453,567	11/12/13	1,919
Euro	Citibank, N.A.	1,830,873	2,485,927	11/15/13	15,225
Euro	Citibank, N.A.	1,080,000	1,466,405	11/15/13	11,347
Euro	Citibank, N.A.	23,963	32,537	11/15/13	222
Euro	State Street Bank & Trust Co.	160,000	217,245	11/15/13	1,665
Brazilian Real	Citibank, N.A.	520,000	227,841	1/24/14	5,887
					30,938
Net unrealized gain on open forward foreign currency contracts					$41,728

At October 31, 2013, the Fund held the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at October 31, 2013[3]	Periodic Payments Made By The Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Bank of America Securities LLC (Morgan Stanley, 6.000% due 4/28/15)	$380,000	12/20/18	1.12%	1.000% quarterly	$2,162	$2,762	$(600)

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at October 31, 2013[3]	Periodic Payments Received By The Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Bank of America Securities LLC (Goldman Sachs Group Inc., 5.950% due 1/18/18)	$380,000	12/20/18	1.14%	1.000% quarterly	$(2,619)	$(3,675)	$1,056

Western Asset Macro Opportunities Fund 2013 Annual Report	37

Notes to financial statements (cont’d)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Barclays Capital Inc. (Markit CDX.NA.HY.21 Index)	$2,560,000	12/20/18	5.000% quarterly	$(167,963)	$(161,998)	$(5,965)
Barclays Capital Inc. (Markit ITRX.EUR Index)	1,500,000	12/20/18	1.000% quarterly	(16,697)	(11,525)	(5,172)
BNP Paribas (Markit ITRX.EUR.XOVER Index)	950,000	12/20/18	5.000% quarterly	(90,779)	(87,347)	(3,432)
Total	$5,010,000			$(275,439)	$(260,870)	$(14,569)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received By The Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Barclays Capital Inc. (Markit CDX.NA.IG.21 Index)	$9,680,000	12/20/18	1.000% quarterly	$130,715	$116,425	$14,290

CENTRALLY CLEARED INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Payments Made By The Fund†	Payments Received By The Fund†	Upfront Premiums Paid (Received)	Unrealized Depreciation
Barclays Capital Inc.	$2,200,000	11/15/39	1 Time	3 Month LIBOR	—	$(55,855)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared

38	Western Asset Macro Opportunities Fund 2013 Annual Report

to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2013.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	$6,203	$41,750	—	$47,953
Futures contracts[3]	51,967	—	—	51,967
OTC swap contracts[4]	—	—	$2,162	2,162
Centrally cleared swap contracts[5]	—	—	14,290	14,290
Forward foreign currency contracts	—	48,118	—	48,118
Total	$58,170	$89,868	$16,452	$164,490

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$60,344	—	—	$60,344
Futures contracts[3]	353,191	$13,077	—	366,268
OTC swap contracts[4]	—	—	$2,619	2,619
Centrally cleared swap contracts[5]	55,855	—	14,569	70,424
Forward foreign currency contracts	—	6,390	—	6,390
Total	$469,390	$19,467	$17,188	$506,045

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown seperately in the Statement of Assets and Liabilities.

[5]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

Western Asset Macro Opportunities Fund 2013 Annual Report	39

Notes to financial statements (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended October 31, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(229,814)	—	—	$(229,814)
Written options	471,998	$27,962	—	499,960
Futures contracts	673,482	(4,480)	—	669,002
Swap contracts	(13,329)	—	$(112,398)	(125,727)
Forward foreign currency contracts	—	(9,527)	—	(9,527)
Total	$902,337	$13,955	$(112,398)	$803,894

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(1,585)	$1,170	—	$(415)
Written options	9,650	—	—	9,650
Futures contracts	(301,224)	(13,077)	—	(314,301)
Swap contracts	(55,855)	—	$177	(55,678)
Forward foreign currency contracts	—	41,728	—	41,728
Total	$(349,014)	$29,821	$177	$(319,016)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the period ended October 31, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$194,324
Written options	273,789
Futures contracts (to buy)	13,154,609
Futures contracts (to sell)	39,576,289
Forward foreign currency contracts (to buy)	863,799
Forward foreign currency contracts (to sell)	3,006,370

Average Notional Balance
Interest rate swap contracts	$2,200,000
Credit default swap contracts (to buy protection)	3,945,000
Credit default swap contracts (to sell protection)	5,030,000

40	Western Asset Macro Opportunities Fund 2013 Annual Report

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral held by the Fund at October 31, 2013:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received[2,3]	Net Amount
Purchased options[4]	$47,953	—	$47,953
Futures contracts[5]	48,800	—	48,800
OTC swap contracts	2,162	—	2,162
Centrally cleared swaps	399,456	—	399,456
Forward foreign currency contracts	48,118	—	48,118
Total	$546,489	—	$546,489

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at October 31, 2013:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged	Net Amount
Written options	$60,344	—	$60,344
OTC swap contracts	2,619	—	2,619
Forward foreign currency contracts	6,390	—	6,390
Total	$69,353	—	$69,353

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Market value of purchased options is shown in investments at value in the Statement of Assets and Liabilities.

[5]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service and/or distribution fee with respect to its Class A, Class C and Class FI shares calculated at the annual rate of 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively. The Rule 12b-1 plan for Class FI shares provides for payments of distribution and service fees to LMIS at annual rate of up 0.40% of the Class’s average net assets, subject to the authority of the Board of Directors of the Fund to set a lower amount. The Board of Directors has currently approved payments under the plan of 0.25% of the average daily net assets of Class FI shares. Service and distribution fees are accrued and paid monthly.

Western Asset Macro Opportunities Fund 2013 Annual Report	41

Notes to financial statements (cont’d)

For the period ended October 31, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A*	$4	$4
Class C*	35	4
Class FI*	4	4
Class I*	—	1,443
Class IS*	—	4
Total	$43	$1,459

*	For the period August 30, 2013 (inception date) to October 31, 2013.

For the period ended October 31, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A*	$57
Class C*	88
Class FI*	56
Class I*	121,124
Class IS*	57
Total	$121,382

*	For the period August 30, 2013 (inception date) to October 31, 2013.

6. Capital shares

At October 31, 2013, the Corporation had 37.2 billion shares of capital stock authorized with a par value of $0.001 per share.

Transactions in shares of each class were as follows:

	Period Ended October 31, 2013*
	Shares	Amount
Class A
Shares sold	1,176	$11,827
Net increase	1,176	$11,827

Class C
Shares sold	2,642	$27,000
Net increase	2,642	$27,000

Class FI
Shares sold	1,000	$10,000
Net increase	1,000	$10,000

Class I
Shares sold	2,330,362	$23,332,505
Net increase	2,330,362	$23,332,505

42	Western Asset Macro Opportunities Fund 2013 Annual Report

	Period Ended October 31, 2013*
	Shares	Amount
Class IS
Shares sold	1,000	$10,000
Net increase	1,000	$10,000

*	For the period August 30, 2013 (inception date) to October 31, 2013.

7. Income tax information and distributions to shareholders

The Fund did not make any distributions during the period ended October 31, 2013.

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

Record Date Payable Date	Short-Term Capital Gain	Long-Term Capital Gain
12/10/2013 12/11/2013	$0.054370	$0.145850

As of October 31, 2013, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$310,621
Undistributed long-term capital gains — net	417,679
Total undistributed earnings	$728,300
Other book/tax temporary differences(a)	165,371
Unrealized appreciation (depreciation)	198,959
Total accumulated earnings (losses) — net	$1,092,630

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

8. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

Western Asset Macro Opportunities Fund 2013 Annual Report	43

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and Shareholders of Western Asset Macro Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Western Asset Macro Opportunities Fund (one of the funds comprising Western Asset Funds, Inc., the “Fund”) at October 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the period presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

December 18, 2013

44	Western Asset Macro Opportunities Fund 2013 Annual Report

Board approval of management and

subadvisory agreements (unaudited)

In connection with the organization of the Fund, the Board of Directors considered the initial Investment Management Agreement between the Corporation and LMPFA with respect to the Fund and the initial Investment Advisory Agreements between LMPFA and Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited in London (“WAML”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd in Japan (“Western Japan,” and together with Western Singapore and WAML the “Non-U.S. Advisers” and together with Western Asset the “Advisers”) (collectively, the “Agreements”) with respect to the Fund, and the Board of Directors, including a majority of the Independent Directors, approved the Agreements.

The Directors noted that although Western Asset’s business is operated through separate legal entities, such as the Non-U.S. Advisers, its business is highly integrated and senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the Non-U.S. Advisers. Therefore, in connection with their deliberations noted below, the Directors primarily focused on the information provided by Western Asset when considering the approval of the Investment Advisory Agreements between LMPFA and the Non-U.S. Advisers with respect to the Fund. The Directors also noted that the Fund does not pay any management fees directly to Western Asset or to any of the Non-U.S. Advisers because LMPFA pays the Advisers for services provided to the Fund out of the management fee LMPFA receives from the Fund.

In arriving at their decision to approve the Agreements, the Directors met with representatives of Western Asset, including relevant investment advisory personnel, as well as representatives of LMPFA; reviewed a variety of information prepared by LMPFA and Western Asset and counsel to the Independent Directors; reviewed expense information for a group of comparable funds and for certain other comparable products available from Western Asset; and requested and reviewed additional information as necessary.

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund, and the Advisers’ ability to provide high quality investment management services to the Fund. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; the capability and integrity of LMPFA’s senior management and staff; and the level of skill required to provide such services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of the Advisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Advisers to attract and retain capable research and advisory personnel; the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of LMPFA’s and the Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the active funds managed by LMPFA and Advisers and the conditions

Western Asset Macro Opportunities Fund	45

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

that might affect LMPFA’s or an Adviser’s ability to provide high quality services to the Fund in the future under the Agreements, including its business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that the Advisers’ investment process, research capabilities and philosophy were well suited to the Fund given the Fund’s investment objectives and policies, and that LMPFA and each of the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

The Directors also considered the management fee payable by the Fund to LMPFA, the anticipated total expenses to be payable by the Fund and the fact that LMPFA will pay to the Advisers the entire management fee it receives from the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by the Advisers’ other clients. The Directors noted that the management fee to be paid by the Fund was approximately equal to the average of the funds in its peer group and that projected total expenses for the Fund were slightly lower than the average of the funds in its peer group. The Directors concluded that the management fee to be paid by the Fund relative to the average fees of the funds in its peer group was reasonable.

The Directors further evaluated the anticipated benefits of the advisory relationship to LMPFA and the Advisers, including, among others, the profitability of the relationship to LMPFA and the Advisers; the direct and indirect benefits that LMPFA and each Adviser may receive from its relationship with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment manager or adviser to the Fund; and the affiliations between LMPFA, the Advisers and certain service providers for the Fund. In that connection, the Directors concluded that LMPFA and each Adviser’s profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. The Directors determined that the lack of breakpoints was appropriate and that the management fee structure for the Fund is reasonable.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent of LMPFA and the Advisers within the meaning of Securities and Exchange Commission rules regarding the independence of counsel. The Independent Directors weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

46	Western Asset Macro Opportunities Fund

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of services being provided by LMPFA and the Advisers to active funds in the complex, but they would continue to closely monitor the performance of LMPFA and the Advisers; that the fees to be paid to the Advisers and LMPFA under the relevant Agreements were fair and reasonable, given the anticipated scope and quality of the services to be rendered by the Advisers and LMPFA; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

Western Asset Macro Opportunities Fund	47

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Macro Opportunities Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†
Robert Abeles, Jr.
Year of birth	1945
Position(s) held with Fund	Director
Term of office and length of time served	Served since 2013
Principal occupations during the past five years	Senior Vice President, Finance and Chief Financial Officer (since 2009) of University of Southern California; Director, Hanmi Financial Corporation and Hanmi Bank (2008 to 2009).
Number of portfolios in fund complex overseen	13
Other directorships held during the past five years	None

Ronald J. Arnault
Year of birth	1943
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1997
Principal occupations during the past five years	Retired.
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	None

Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1998
Principal occupations during the past five years	President (since 1987) and Director (since 1990) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Director of Kids in Sports (since 1994); Vice President, International Rowing Federation (since 1995); Member of the International Olympic Committee (since 1986).
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	OBN Holdings, Inc. (film, television and media company)

48	Western Asset Macro Opportunities Fund

Independent Directors cont’d
Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2007
Principal occupations during the past five years	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (since 2002); Partner, Arthur Andersen, LLP (1974 to 2002).
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	Occidental Petroleum Corporation and Public Storage

William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office and length of time served[1]	Served since 1997
Principal occupations during the past five years	Trustee of The Getty Trust (since 2005); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006); Chairman of Excellent Education Development (since 2000).
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	None

Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2004
Principal occupations during the past five years	Director of Orbitz Worldwide, Inc. (since 2007) (online travel company); Director of Pinnacle Entertainment, Inc. (since 2012) (gaming and hospitality company); Director of Core Logic, Inc. (since 2012) (information, analytics and business services). Formerly: Director of MarketTools, Inc. (2010 to 2012) (market research software provider); Director of eHarmony, Inc. (2005 to 2011) (online dating company).
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	Orbitz Worldwide (global on-line travel company)

Western Asset Macro Opportunities Fund	49

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Interested Director
Ronald L. Olson[4]
Year of birth	1941
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2005
Principal occupations during the past five years	Senior Partner of Munger, Tolles & Olson LLP (a law partnership) (since 1968).
Number of portfolios in fund complex overseen[2]	13
Other directorships held	Edison International, City National Corporation (financial services company), The Washington Post Company, and Berkshire Hathaway, Inc.

Officers[5]
Kenneth D. Fuller[3]
Year of birth	1958
Position(s) with Fund	President and Chief Executive Officer
Term of office and length of time served[1]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 167 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Fund	Principal Financial Officer and Treasurer
Term of office and length of time served[1]	Since 2011 and since 2013
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

50	Western Asset Macro Opportunities Fund

Officers[5] cont’d
Todd F. Kuehl Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office and length of time served[1]	Served since 2007
Principal occupations during the past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office and length of time served[1]	Served since 2009
Principal occupations during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006).

†	Directors who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]

Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Each of the Directors of the Fund holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removed from office and applicable law and the rules of the New York Stock Exchange.

[2]

Mr. Abeles, Jr. became a Director effective May 22, 2013. In addition to overseeing the eleven portfolios of the Corporation, each Director also serves as a Trustee of Western Asset Premier Bond Fund and as a Director of Western Asset Income Fund, Inc. (closed-end investment companies), which are considered part of the same Fund Complex as the Fund.

[3]	Each officer of the Fund is an “interested person” (as defined above) of the Fund.

[4]	Mr. Olson is an “interested person” (as defined above) of the Fund because his law firm has provided legal services to WAM.

[5]	Mr. Fuller became President and Chief Executive Officer effective May 22, 2013. R. Jay Gerken retired as a Director and President and Chief Executive Officer effective May 22, 2013.

Western Asset Macro Opportunities Fund	51

Western Asset

Macro Opportunities Fund

Directors

William E. B. Siart Chairman

Robert Abeles, Jr.*

Ronald J. Arnault

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment advisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Transfer agent

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

*	Effective May 22, 2013, Mr. Abeles, Jr. became a Director.

Western Asset Macro Opportunities Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Macro Opportunities Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Macro Opportunities Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX016050 12/13 SR13-2092

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Ronald J. Arnault possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Arnault as the Audit Committee’s financial expert. Mr. Arnault is “independent” Directors pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2012 and October 31, 2013 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $0 in October 31, 2012 and $0 in October 31, 2013.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in October 31, 2012 and $0 in October 31, 2013.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Funds, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in October 31, 2012 and $0 in October 31, 2013. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in October 31, 2012 and $24 in October 31, 2013, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for October 31, 2012 and October 31, 2013; Tax Fees were 100% and 100% for October 31, 2012 and October 31, 2013; and Other Fees were 100% and 100% for October 31, 2012 and October 31, 2013.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $240,000 in 2013.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ronald J. Arnault

Anita L. DeFrantz

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Western Asset Funds, Inc.

Date:	December 20, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Western Asset Funds, Inc.

Date:	December 20, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Western Asset Funds, Inc.

Date:	December 20, 2013